CNA Financial Corporation
Supplemental Financial Information

September 30, 2019

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Statements of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2019	2018	Change	2019	2018	Change
Revenues:
Net earned premiums	$1,890	$1,853	2%	$5,517	$5,453	1%
Net investment income	487	487	—	1,573	1,483	6
Net investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(14)	(3)		(34)	(9)
Other net investment gains (losses)	21	17		54	34
Net investment gains (losses)	7	14		20	25
Non-insurance warranty revenue	292	258		858	744
Other revenues	9	10		22	26
Total revenues	2,685	2,622	2	7,990	7,731	3
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,614	1,312		4,323	3,978
Amortization of deferred acquisition costs	345	337		1,025	992
Non-insurance warranty expense	278	235		801	676
Other operating expenses	289	302		853	903
Interest	32	34		100	104
Total claims, benefits and expenses	2,558	2,220	(15)	7,102	6,653	(7)
Income (loss) before income tax	127	402		888	1,078
Income tax (expense) benefit	(20)	(66)		(161)	(181)
Net income (loss)	$107	$336	(68)%	$727	$897	(19)%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended September 30	Three Months		Nine Months
(In millions, except per share data)	2019	2018	2019	2018
Components of Income (Loss)
Core income (loss)	$102	$317	$714	$868
Net investment gains (losses)	5	13	13	23
Net deferred tax asset remeasurement	—	6	—	6
Net income (loss)	$107	$336	$727	$897

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$0.37	$1.17	$2.62	$3.19
Net investment gains (losses)	0.02	0.04	0.05	0.08
Net deferred tax asset remeasurement	—	0.02	—	0.02
Diluted earnings (loss) per share	$0.39	$1.23	$2.67	$3.29

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.6	271.6	271.6	271.5
Diluted	272.6	272.5	272.5	272.4

Return on Equity
Net income (loss) (1)	3.5%	11.7%	8.3%	10.1%
Core income (loss) (2)	3.4	10.5	7.9	9.5
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	September 30, 2019	December 31, 2018
Total investments	$47,535	$44,486
Reinsurance receivables, net of allowance for uncollectible receivables	4,063	4,426
Total assets	60,450	57,152
Insurance reserves	38,509	36,764
Debt	2,678	2,680
Total liabilities	48,327	45,935
Accumulated other comprehensive income (loss) (1)	139	(878)
Total stockholders' equity	12,123	11,217

Book value per common share	$44.66	$41.32
Book value per common share excluding AOCI	$44.14	$44.55

Outstanding shares of common stock (in millions of shares)	271.5	271.5

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,554	$10,411

Three months ended September 30	2019	2018
Net cash flows provided (used) by operating activities	$466	$514
Net cash flows provided (used) by investing activities	(293)	(359)
Net cash flows provided (used) by financing activities	(99)	(134)
Net cash flows provided (used) by operating, investing and financing activities	$74	$21

Nine months ended September 30	2019	2018
Net cash flows provided (used) by operating activities	$980	$868
Net cash flows provided (used) by investing activities	(60)	80
Net cash flows provided (used) by financing activities	(887)	(989)
Net cash flows provided (used) by operating, investing and financing activities	$33	$(41)
(1) As of September 30, 2019 and December 31, 2018, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $2,237 million and $1,078 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of September 30, 2019 is preliminary.

Property & Casualty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2019	2018	Change		2019	2018	Change
Gross written premiums	$2,852	$2,703	6%		$8,853	$8,669	2%
Gross written premiums ex. 3rd party captives	1,856	1,701	9		5,843	5,497	6
Net written premiums	1,708	1,581	8		5,388	5,163	4

Net earned premiums	1,761	1,721	2		5,129	5,056	1
Net investment income	274	282			937	869
Non-insurance warranty revenue	292	258			858	744
Other revenues	10	9			21	25
Total operating revenues	2,337	2,270	3		6,945	6,694	4
Insurance claims and policyholders' benefits	1,145	1,047			3,270	3,056
Amortization of deferred acquisition costs	345	337			1,025	992
Non-insurance warranty expense	278	235			801	676
Other insurance related expenses	229	237			683	690
Other expenses	29	24			78	71
Total claims, benefits and expenses	2,026	1,880	(8)		5,857	5,485	(7)
Core income (loss) before income tax	311	390			1,088	1,209
Income tax (expense) benefit on core income (loss)	(70)	(85)			(235)	(258)
Core income (loss)	$241	$305	(21)%		$853	$951	(10)%

Other Performance Metrics
Underwriting gain (loss)	$42	$100	(58)%		$151	$318	(53)%

Loss & LAE ratio	64.7%	60.5%	(4.2)	pts	63.4%	60.1%	(3.3)	pts
Expense ratio	32.5	33.3	0.8		33.3	33.2	(0.1)
Dividend ratio	0.4	0.4	—		0.4	0.4	—
Combined ratio	97.6%	94.2%	(3.4)	pts	97.1%	93.7%	(3.4)	pts
Combined ratio excluding catastrophes and development	94.6%	94.8%	0.2	pts	94.8%	94.4%	(0.4)	pts

Net accident year catastrophe losses incurred	$32	$46			$128	$106
Effect on loss & LAE ratio	1.8%	2.6%	0.8	pts	2.5%	2.1%	(0.4)	pts

Net prior year development and other: (favorable) / unfavorable	$21	$(54)			$(7)	$(142)
Effect on loss & LAE ratio	1.2%	(3.2)%	(4.4)	pts	(0.2)%	(2.8)%	(2.6)	pts

Rate	6%	2%	4	pts	4%	2%	2	pts
Renewal premium change	6%	5%	1	pts	5%	5%	—	pts
Retention	83%	83%	—	pts	83%	84%	(1)	pts
New business	$316	$286	10%		$1,004	$974	3%

Specialty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2019	2018	Change		2019	2018	Change
Gross written premiums	$1,766	$1,715	3%		$5,191	$5,222	(1)%
Gross written premiums ex. 3rd party captives	778	714	9		2,263	2,130	6
Net written premiums	732	688	6		2,143	2,062	4

Net earned premiums	712	684	4		2,061	2,039	1
Net investment income	121	124			410	376
Non-insurance warranty revenue	292	258			858	744
Other revenues	1	—			1	1
Total operating revenues	1,126	1,066	6		3,330	3,160	5
Insurance claims and policyholders' benefits	413	374			1,202	1,127
Amortization of deferred acquisition costs	155	153			454	447
Non-insurance warranty expense	278	235			801	676
Other insurance related expenses	71	68			217	202
Other expenses	13	11			37	34
Total claims, benefits and expenses	930	841	(11)		2,711	2,486	(9)
Core income (loss) before income tax	196	225			619	674
Income tax (expense) benefit on core income (loss)	(43)	(48)			(136)	(143)
Core income (loss)	$153	$177	(14)%		$483	$531	(9)%

Other Performance Metrics
Underwriting gain (loss)	$73	$89	(18)%		$188	$263	(29)%

Loss & LAE ratio	57.8%	54.5%	(3.3)	pts	58.1%	55.1%	(3.0)	pts
Expense ratio	31.8	32.3	0.5		32.6	31.8	(0.8)
Dividend ratio	0.2	0.2	—		0.2	0.2	—
Combined ratio	89.8%	87.0%	(2.8)	pts	90.9%	87.1%	(3.8)	pts
Combined ratio excluding catastrophes and development	92.1%	92.3%	0.2	pts	93.0%	92.2%	(0.8)	pts

Net accident year catastrophe losses incurred	$3	$16			$16	$22
Effect on loss & LAE ratio	0.5%	2.4%	1.9	pts	0.8%	1.1%	0.3	pts

Net prior year development and other: (favorable) / unfavorable	$(20)	$(52)			$(58)	$(126)
Effect on loss & LAE ratio	(2.8)%	(7.7)%	(4.9)	pts	(2.9)%	(6.2)%	(3.3)	pts

Rate	6%	2%	4	pts	4%	2%	2	pts
Renewal premium change	8%	5%	3	pts	6%	5%	1	pts
Retention	87%	85%	2	pts	88%	84%	4	pts
New business	$91	$93	(2)%		$274	$266	3%

Commercial - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2019	2018	Change		2019	2018	Change
Gross written premiums	$860	$758	13%		$2,825	$2,563	10%
Gross written premiums ex. 3rd party captives	852	756	13		2,742	2,483	10
Net written premiums	775	697	11		2,536	2,339	8

Net earned premiums	813	782	4		2,339	2,278	3
Net investment income	136	144			480	450
Other revenues	10	8			20	24
Total operating revenues	959	934	3		2,839	2,752	3
Insurance claims and policyholders' benefits	569	501			1,596	1,449
Amortization of deferred acquisition costs	134	127			391	375
Other insurance related expenses	123	133			372	386
Other expenses	9	10			27	31
Total claims, benefits and expenses	835	771	(8)		2,386	2,241	(6)
Core income (loss) before income tax	124	163			453	511
Income tax (expense) benefit on core income (loss)	(27)	(36)			(97)	(108)
Core income (loss)	$97	$127	(24)%		$356	$403	(12)%

Other Performance Metrics
Underwriting gain (loss)	$(13)	$21	(162)%		$(20)	$68	(129)%

Loss & LAE ratio	69.3%	63.5%	(5.8)	pts	67.6%	63.0%	(4.6)	pts
Expense ratio	31.7	33.2	1.5		32.7	33.3	0.6
Dividend ratio	0.6	0.7	0.1		0.6	0.7	0.1
Combined ratio	101.6%	97.4%	(4.2)	pts	100.9%	97.0%	(3.9)	pts
Combined ratio excluding catastrophes and development	93.8%	94.3%	0.5	pts	95.1%	94.4%	(0.7)	pts

Net accident year catastrophe losses incurred	$25	$25			$102	$73
Effect on loss & LAE ratio	3.0%	3.1%	0.1	pts	4.3%	3.1%	(1.2)	pts

Net prior year development and other: (favorable) / unfavorable	$40	$—			$37	$(12)
Effect on loss & LAE ratio	4.8%	—%	(4.8)	pts	1.5%	(0.5)%	(2.0)	pts

Rate	4%	2%	2	pts	3%	1%	2	pts
Renewal premium change	5%	4%	1	pts	4%	5%	(1)	pts
Retention	84%	84%	—	pts	86%	85%	1	pts
New business	$173	$122	42%		$522	$462	13%

International - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2019	2018	Change		2019	2018	Change
Gross written premiums	$226	$230	(2)%		$837	$884	(5)%
Net written premiums	201	196	3		709	762	(7)

Net earned premiums	236	255	(7)		729	739	(1)
Net investment income	17	14			47	43
Other revenues	(1)	1			—	—
Total operating revenues	252	270	(7)		776	782	(1)
Insurance claims and policyholders' benefits	163	172			472	480
Amortization of deferred acquisition costs	56	57			180	170
Other insurance related expenses	35	36			94	102
Other expenses	7	3			14	6
Total claims, benefits and expenses	261	268	3		760	758	—
Core income (loss) before income tax	(9)	2			16	24
Income tax (expense) benefit on core income (loss)	—	(1)			(2)	(7)
Core income (loss)	$(9)	$1	N/M	%	$14	$17	(18)%

Other Performance Metrics
Underwriting gain (loss)	$(18)	$(10)	(80)%		$(17)	$(13)	(31)%

Loss & LAE ratio	69.4%	67.6%	(1.8)	pts	64.7%	65.0%	0.3	pts
Expense ratio	38.0	36.3	(1.7)		37.5	36.8	(0.7)
Dividend ratio	—	—	—		—	—	—
Combined ratio	107.4%	103.9%	(3.5)	pts	102.2%	101.8%	(0.4)	pts
Combined ratio excluding catastrophes and development	105.3%	102.6%	(2.7)	pts	98.9%	100.9%	2.0	pts

Net accident year catastrophe losses incurred	$4	$5			$10	$11
Effect on loss & LAE ratio	1.7%	2.1%	0.4	pts	1.4%	1.5%	0.1	pts

Net prior year development and other: (favorable) / unfavorable	$1	$(2)			$14	$(4)
Effect on loss & LAE ratio	0.4%	(0.8)%	(1.2)	pts	1.9%	(0.6)%	(2.5)	pts

Rate	10%	4%	6	pts	7%	3%	4	pts
Renewal premium change	6%	8%	(2)	pts	5%	6%	(1)	pts
Retention	71%	72%	(1)	pts	69%	79%	(10)	pts
New business	$52	$71	(27)%		$207	$247	(16)%

Life & Group - Results of Operations

Periods ended September 30	Three Months		Nine Months
(In millions)	2019	2018	2019	2018
Net earned premiums	$130	$133	$390	$398
Net investment income	207	200	616	598
Other revenues	(1)	(1)	—	—
Total operating revenues	336	332	1,006	996
Insurance claims and policyholders' benefits	476	277	1,093	907
Other insurance related expenses	29	31	87	91
Other expenses	1	2	5	5
Total claims, benefits and expenses	506	310	1,185	1,003
Core income (loss) before income tax	(170)	22	(179)	(7)
Income tax (expense) benefit on core income (loss)	48	10	74	43
Core income (loss)	$(122)	$32	$(105)	$36

Corporate & Other - Results of Operations

Periods ended September 30	Three Months		Nine Months
(In millions)	2019	2018	2019	2018
Net earned premiums	$(1)	$(1)	$(2)	$(1)
Net investment income	6	5	20	16
Other revenues	—	2	1	1
Total operating revenues	5	6	19	16
Insurance claims and policyholders' benefits	(7)	(12)	(40)	15
Other insurance related expenses	(1)	(2)	(4)	(2)
Other expenses	34	44	104	152
Total claims, benefits and expenses	26	30	60	165
Core income (loss) before income tax	(21)	(24)	(41)	(149)
Income tax (expense) benefit on core income (loss)	4	4	7	30
Core income (loss)	$(17)	$(20)	$(34)	$(119)

Investment Summary - Consolidated

	September 30, 2019		June 30, 2019		December 31, 2018
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$22,032	$2,221	$21,490	$1,836	$19,164	$396
States, municipalities and political subdivisions:
Tax-exempt	7,870	1,181	7,784	1,081	7,874	733
Taxable	2,925	460	2,919	426	2,874	334
Total states, municipalities and political subdivisions	10,795	1,641	10,703	1,507	10,748	1,067
Asset-backed:
RMBS	4,874	156	4,797	129	4,826	11
CMBS	2,180	114	2,121	89	2,196	(4)
Other ABS	1,926	42	1,898	33	1,962	(13)
Total asset-backed	8,980	312	8,816	251	8,984	(6)
U.S. Treasury and obligations of government-sponsored enterprises	131	7	123	5	159	3
Foreign government	511	20	497	17	481	1
Redeemable preferred stock	10	—	10	—	10	—
Total fixed maturity securities	42,459	4,201	41,639	3,616	39,546	1,461
Equities:
Common stock	120	—	135	—	148	—
Non-redeemable preferred stock	721	—	695	—	632	—
Total equities	841	—	830	—	780	—
Limited partnership investments	1,758	—	1,785	—	1,982	—
Other invested assets	60	—	58	—	53	—
Mortgage loans	923	—	916	—	839	—
Short term investments	1,494	—	1,519	—	1,286	(1)
Total investments	$47,535	$4,201	$46,747	$3,616	$44,486	$1,460

Net receivable/(payable) on investment activity	$(16)		$(59)		$176

Effective duration (in years)	6.0		6.0		6.0
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	September 30, 2019		June 30, 2019		December 31, 2018
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,977	$709	$13,847	$579	$12,844	$(180)
States, municipalities and political subdivisions:
Tax-exempt	647	39	650	35	661	25
Taxable	1,131	84	1,184	84	1,198	68
Total states, municipalities and political subdivisions	1,778	123	1,834	119	1,859	93
Asset-backed:
RMBS	4,767	150	4,675	124	4,671	8
CMBS	2,088	108	2,014	84	2,093	(4)
Other ABS	1,812	34	1,788	27	1,840	(11)
Total asset-backed	8,667	292	8,477	235	8,604	(7)
U.S. Treasury and obligations of government-sponsored enterprises	130	7	122	5	133	3
Foreign government	505	19	491	16	481	1
Redeemable preferred stock	5	—	5	—	5	—
Total fixed maturity securities	25,062	1,150	24,776	954	23,926	(90)
Equities:
Common stock	120	—	135	—	148	—
Non-redeemable preferred stock	179	—	178	—	164	—
Total equities	299	—	313	—	312	—
Limited partnership investments	1,758	—	1,785	—	1,982	—
Other invested assets	60	—	58	—	53	—
Mortgage loans	662	—	654	—	631	—
Short term investments	1,459	—	1,448	—	1,232	(1)
Total investments	$29,300	$1,150	$29,034	$954	$28,136	$(91)

Net receivable/(payable) on investment activity	$(45)		$(149)		$106

Effective duration (in years)	4.1		4.1		4.4
Weighted average rating	A-		A-		A-

Investment Summary - Life & Group

	September 30, 2019		June 30, 2019		December 31, 2018
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$8,055	$1,512	$7,643	$1,257	$6,320	$576
States, municipalities and political subdivisions:
Tax-exempt	7,223	1,142	7,134	1,046	7,213	708
Taxable	1,794	376	1,735	342	1,676	266
Total states, municipalities and political subdivisions	9,017	1,518	8,869	1,388	8,889	974
Asset-backed:
RMBS	107	6	122	5	155	3
CMBS	92	6	107	5	103	—
Other ABS	114	8	110	6	122	(2)
Total asset-backed	313	20	339	16	380	1
U.S. Treasury and obligations of government-sponsored enterprises	1	—	1	—	26	—
Foreign government	6	1	6	1	—	—
Redeemable preferred stock	5	—	5	—	5	—
Total fixed maturity securities	17,397	3,051	16,863	2,662	15,620	1,551
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	542	—	517	—	468	—
Total equities	542	—	517	—	468	—
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	261	—	262	—	208	—
Short term investments	35	—	71	—	54	—
Total investments	$18,235	$3,051	$17,713	$2,662	$16,350	$1,551

Net receivable/(payable) on investment activity	$29		$90		$70

Effective duration (in years)	9.0		8.9		8.4
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

September 30, 2019	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$45	$2	$536	$50	$4,571	$618	$15,056	$1,521	$1,824	$30	$22,032	$2,221
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,862	291	3,221	486	2,412	308	359	95	16	1	7,870	1,181
Taxable	—	—	402	37	1,800	262	701	159	22	2	—	—	2,925	460
Total states, municipalities and political subdivisions	—	—	2,264	328	5,021	748	3,113	467	381	97	16	1	10,795	1,641
Asset-backed:
RMBS	4,263	107	197	4	20	1	56	—	7	—	331	44	4,874	156
CMBS	38	—	329	21	747	52	242	11	527	23	297	7	2,180	114
Other ABS	—	—	75	—	135	—	985	12	718	27	13	3	1,926	42
Total asset-backed	4,301	107	601	25	902	53	1,283	23	1,252	50	641	54	8,980	312
U.S. Treasury and obligations of government-sponsored enterprises	131	7	—	—	—	—	—	—	—	—	—	—	131	7
Foreign government	—	—	147	5	272	9	73	4	19	2	—	—	511	20
Redeemable preferred stock	—	—	—	—	—	—	—	—	10	—	—	—	10	—
Total fixed maturity securities	$4,432	$114	$3,057	$360	$6,731	$860	$9,040	$1,112	$16,718	$1,670	$2,481	$85	$42,459	$4,201

Percentage of total fixed maturity securities	10%		7%		16%		21%		40%		6%		100%

Components of Net Investment Income

	Consolidated
Periods ended September 30	Three Months		Nine Months
(In millions)	2019	2018	2019	2018
Taxable fixed income securities	$383	$366	$1,151	$1,070
Tax-exempt fixed income securities	79	93	241	298
Total fixed income securities	462	459	1,392	1,368
Limited partnership and common stock investments	18	23	157	96
Other, net of investment expense	7	5	24	19
Pretax net investment income	$487	$487	$1,573	$1,483
Fixed income securities, after tax	$378	$378	$1,140	$1,130
Net investment income, after tax	399	400	1,284	1,221

Effective income yield for fixed income securities, pretax	4.8%	4.7%	4.8%	4.7%
Effective income yield for fixed income securities, after tax	3.9	3.9	3.9	3.9
Limited partnership and common stock return	0.9	0.9	7.7	4.0

	Property & Casualty and Corporate & Other
Periods ended September 30	Three Months		Nine Months
(In millions)	2019	2018	2019	2018
Taxable fixed income securities	$248	$248	$755	$721
Tax-exempt fixed income securities	6	10	17	44
Total fixed income securities	254	258	772	765
Limited partnership and common stock investments	18	23	157	96
Other, net of investment expense	8	6	28	24
Pretax net investment income	$280	$287	$957	$885
Fixed income securities, after tax	$202	$206	$613	$612
Net investment income, after tax	223	229	760	707

Effective income yield for fixed income securities, pretax	4.2%	4.2%	4.3%	4.2%
Effective income yield for fixed income securities, after tax	3.4	3.4	3.4	3.4

	Life & Group
Periods ended September 30	Three Months		Nine Months
(In millions)	2019	2018	2019	2018
Taxable fixed income securities	$135	$118	$396	$349
Tax-exempt fixed income securities	73	83	224	254
Total fixed income securities	208	201	620	603
Limited partnership and common stock investments	—	—	—	—
Other, net of investment expense	(1)	(1)	(4)	(5)
Pretax net investment income	$207	$200	$616	$598
Fixed income securities, after tax	$176	$172	$527	$518
Net investment income, after tax	176	171	524	514

Effective income yield for fixed income securities, pretax	5.6%	5.6%	5.6%	5.6%
Effective income yield for fixed income securities, after tax	4.8	4.8	4.8	4.8

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended September 30, 2019 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,396	$8,580	$1,800	$15,776	$3,710	$2,243	$21,729
Ceded	676	724	234	1,634	171	2,061	3,866
Net	4,720	7,856	1,566	14,142	3,539	182	17,863

Net incurred claim & claim adjustment expenses	411	565	163	1,139	230	—	1,369
Net claim & claim adjustment expense payments	(426)	(513)	(131)	(1,070)	(240)	(2)	(1,312)
Foreign currency translation adjustment and other	—	(3)	(36)	(39)	11	2	(26)

Claim & claim adjustment expense reserves, end of period
Net	4,705	7,905	1,562	14,172	3,540	182	17,894
Ceded	580	705	240	1,525	167	2,010	3,702
Gross	$5,285	$8,610	$1,802	$15,697	$3,707	$2,192	$21,596

Nine months ended September 30, 2019 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,465	$8,743	$1,750	$15,958	$3,601	$2,425	$21,984
Ceded	634	745	226	1,605	181	2,233	4,019
Net	4,831	7,998	1,524	14,353	3,420	192	17,965

Net incurred claim & claim adjustment expenses	1,198	1,581	472	3,251	792	3	4,046
Net claim & claim adjustment expense payments	(1,325)	(1,671)	(409)	(3,405)	(726)	(15)	(4,146)
Foreign currency translation adjustment and other	1	(3)	(25)	(27)	54	2	29

Claim & claim adjustment expense reserves, end of period
Net	4,705	7,905	1,562	14,172	3,540	182	17,894
Ceded	580	705	240	1,525	167	2,010	3,702
Gross	$5,285	$8,610	$1,802	$15,697	$3,707	$2,192	$21,596

Life & Group Policyholder Reserves

September 30, 2019
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,840	$9,415	$12,255
Structured settlement annuities	519	—	519
Other	13	—	13
Total	3,372	9,415	12,787
Shadow adjustments	168	2,664	2,832
Ceded reserves	167	226	393
Total gross reserves	$3,707	$12,305	$16,012

December 31, 2018
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,761	$9,113	$11,874
Structured settlement annuities	530	—	530
Other	14	—	14
Total	3,305	9,113	12,418
Shadow adjustments	115	1,250	1,365
Ceded reserves	181	234	415
Total gross reserves	$3,601	$10,597	$14,198

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2018 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•
Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of i) net investment gains or losses, ii) income or loss from discontinued operations, iii) any cumulative effects of changes in accounting guidance and iv) deferred tax asset and liability remeasurement as a result of an enacted U.S. Federal tax rate change. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not considered an indication of trends in insurance operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Gross written premiums ex. 3rd party captives excludes business which is mostly ceded to third party captives, including business related to large warranty programs.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•	Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful